ACM Dynamic Opportunity Fund

Class A Shares ADOAX

Class I Shares ADOIX

(a series of Northern Lights Fund Trust III)

Supplement dated January 30, 2017
to the Prospectus dated May 1, 2016

The third paragraph of the section entitled “Fund Summary – Principal Investment Strategies” on pages 1-2 of the Prospectus and of the section entitled “Additional Information about Principal Investment Strategies and Related Risks – Principal Investment Strategies” on page 4 of the Prospectus are replaced with the following:

Principal Investment Strategies:

The Fund’s investment strategies for short positions can include: (1) selling short an ETF or other security that tracks a broad or narrow market index in hopes of buying the security at a future date at a lower price; (2) selling short common stocks; (3) buying a put option on an ETF or other security that tracks a broad or narrow market index; (4) buying an ETF or other security that is designed to appreciate in value when the value of a broad or narrow market index declines; (5) selling a covered call option on a security that the Fund owns for the duration of the option period and (6) holding a short position in an ETF or other security that tracks a broad or narrow market index and adding to the Fund’s long positions in particular stocks by a corresponding amount.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 1, 2016, which provides information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-233-8300.

Please retain this Supplement for future reference.